UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2014
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Harsco Corporation
(Exact name of registrant as specified in its charter)

DE	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   717-763-7064

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2014 Annual Incentive Plan
On January 26, 2014, the Management Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Harsco Corporation (the “Company”) finalized the structure of the Company’s 2014 Annual Incentive Plan (the “2014 AIP”), in which each of the Company’s currently serving named executive officers as well as certain other executives and members of senior management are expected to participate. The 2014 AIP is expected to operate as the Company’s short-term annual incentive program for such named executive officers and in general will be governed by the terms and conditions of the Company’s 2013 Equity and Incentive Compensation Plan.
As approved by the Compensation Committee, payouts under the 2014 AIP to currently serving named executive officers will be guided by the relative achievement of the following performance goals:

Division	2014 Performance Goal(s)	Weighting
Corporate	Consolidated Business Unit Contribution[1]	100%
Metals & Minerals	Consolidated Business Unit Contribution[1]	50%
	Metals & Minerals Business Unit Contribution[1]	25%
	Metals & Minerals Free Cash Flow	25%
Rail	Consolidated Business Unit Contribution[1]	50%
	Rail Business Unit Contribution[1]	25%
	Rail Business Development[2]	25%
Industrial	Consolidated Business Unit Contribution[1]	50%
	Industrial Business Unit Contribution[1]	25%
	Industrial Growth (in year-over-year revenue)	25%
1 Business Unit Contribution in each case is defined as operating income less a cost of capital charge applied to the controllable asset base of the particular business unit. For Corporate, Consolidated Business Unit Contribution will be determined by aggregating the Business Unit Contributions of each of the Company’s three business divisions and subtracting planned corporate expenses.

2 The Rail Business Development performance goal will be measured based on attaining major international contracts in 2014. This performance goal is intended to ensure the continued international expansion of the Rail business while also supporting base business revenue growth, which is expected to be included as a separate performance metric in the 2014 AIP for many Rail employees other than Scott W. Jacoby, the Company’s current Vice President and Group President, Harsco Rail (and one of the Company’s named executive officers), among others.

Final annual incentive payouts under the 2014 AIP will be subject in all cases to the negative discretion of the Compensation Committee, including reducing payouts to zero.
Participants will be able to earn up to 200% of their target award opportunities under the 2014 AIP based on actual achievement measured against the applicable performance goals. Target award opportunities (as a percentage of base salary) for the Company’s currently serving named executive officers are materially consistent with their target opportunities under the Company’s 2013 annual incentive plan, as previously disclosed in the Company’s definitive proxy statement for its 2013 annual meeting of stockholders. Any awards earned under the 2014 AIP will be paid in cash.
In addition, the 2014 AIP award for Patrick K. Decker, the Company’s President and Chief Executive Officer, will be initially funded based on a percentage of the Company’s net operating income for 2014, with a final payout guided by the performance metrics described above, which structure may allow the Company to maximize deductibility of such compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

2014-2016 Long-Term Incentive Plan
On January 26, 2014, the Compensation Committee also finalized the structure of the Company’s 2014-2016 Long-Term Incentive Plan (the “2014-2016 LTIP”), in which each of the Company’s currently serving named executive officers and certain other executives are expected to participate. The 2014-2016 LTIP is expected to operate as the Company’s long-term incentive program for such named executive officers and in general will be governed by the terms and conditions of the Company’s 2013 Equity and Incentive Compensation Plan.
As approved by the Compensation Committee, the value of the grants to currently serving named executive officers and certain other executives under the 2014-2016 LTIP will be comprised of approximately the following:

•	1/3 time-based restricted stock units, which will “cliff” vest three years from the date of grant;

•	1/3 time-based stock appreciation rights, which will vest ratably over a three-year period following the date of grant; and

•	1/3 performance-based restricted stock units (“PSUs”), which will “cliff” vest three years from the date of grant, subject to relative achievement of the performance criteria underlying the PSUs.

The Compensation Committee established the performance criteria underlying the PSUs as the Company’s relative total shareholder return, measured against the S&P Midcap 400, as of the end of the performance period. Participants will be able to earn up to 200% of the PSUs granted to them under the 2014-2016 LTIP based on actual achievement of the performance criteria.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On January 28, 2014, the Board, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), amended the Company’s By-Laws (the “By-Laws”) to include a director resignation policy.
Pursuant to the amended By-Laws, any director nominee who receives more votes “withheld” from his or her election than votes “for” his or her election in an uncontested director election (i.e., an election of directors where the number of director nominees does not exceed the number of directors to be elected) will be required to submit a conditional resignation. The Nominating Committee will evaluate the resignation and recommend to the Board whether to accept or reject such resignation. The Board will then have 90 days following the certification of the election results to determine whether to accept or reject the resignation.
Upon making its determination, the Board will promptly disclose its decision whether to accept or reject the resignation and, if rejected, the reasons for rejecting the resignation. Any director whose resignation is not accepted by the Board will continue to serve as a director until the next annual meeting of stockholders.
The foregoing description of the amendment to the Company’s By-Laws is qualified in its entirety by reference to the full text of the amended By-Law, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 3.1 - Text of Amended Harsco Corporation By-Law

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date:	January 30, 2014	By:	/s/ A. Verona Dorch
A. Verona Dorch
Vice President and General Counsel